-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005

                                ________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                ________________





        Cayman Islands                 001-16855               98-0362785
 (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)

               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                           N/A
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-------------------------------------------------------------------------------

Item 8.01. Other Events.

          On April 7, 2005, the shareholders of Scottish Re Group Limited (the "Company") approved certain amendments to the Company's Memorandum and Articles of Association. The amended Memorandum and Articles of Association are attached hereto as Exhibits 3.1 and 3.2, respectively.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

3.1  Memorandum of Association of the Company

3.2  Articles of Association of the Company

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                       SCOTTISH RE GROUP LIMITED


                       By: /s/ Paul Goldean
                           --------------------------------------------
                           Paul Goldean
                           Executive Vice President and General Counsel



Dated:  June 2, 2005

                                INDEX TO EXHIBITS

Number           Description
------           -----------

3.1              Memorandum of Association of the Company

3.2              Articles of Association of the Company